OTHER RECEIVABLES AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2019
OTHER RECEIVABLES AND OTHER PAYABLES
OTHER RECEIVABLES AND OTHER PAYABLES

20.    Other receivables and other payables

Significant accounting judgements and estimates

Expected future cash flows used to determine the fair value of the other payables (namely the Deferred Payment, right of recovery payable and contingent consideration) and the right of recovery receivable are inherently uncertain and could materially change over time. The expected future cash flows are significantly affected by a number of factors including reserves and production estimates, together with economic factors such as the expected commodity price, currency exchange rates, and estimates of production costs, future capital expenditure and discount rates.

Accounting policy

Financial instruments included in other receivables are categorised as financial assets measured at amortised cost and those included in  other payables are categorised as other financial liabilities as applicable. These assets and liabilities are initially recognised at fair value. Subsequent to initial recognition financial instruments included in other receivables and other payables are measured at amortised cost.

Reimbursements, such as rehabilitation reimbursements from other parties are not financial instruments, and are recognised as a separate asset where recovery is virtually certain. The amount recognised is limited to the amount of the provision. If the party that will make the reimbursement cannot be identified, then the reimbursement is generally not virtually certain and cannot be recognised. If the only uncertainty regarding the recovery relates to  the amount of the recovery, the reimbursement amount often qualifies to be recognised as an asset.

Other receivables and payables that do not arise from contractual rights and obligations, such as receivables on rates and taxes, are recognised and measured at the amount expected to be received or paid.

20.1   Other receivables

Figures in million - SA rand	2019	2018	2017
Right of recovery receivable	186.8	176.8	160.5
Rates and taxes receivable	103.0	106.2	105.6
Pre-paid royalties	392.8	-	-
Other	52.1	66.6	53.1
Total other receivables	734.7	349.6	319.2

Reconciliation of the non-current and current portion of the other receivables:
Other receivables	734.7	349.6	319.2
Current portion of other receivables	(51.2)	(35.2)	(35.2)
Non-current portion of other receivables	683.5	314.4	284.0

20.2   Other payables

Figures in million - SA rand	2019	2018	2017
Deferred Payment (related to Rustenburg operations acquisition)	2,825.6	2,205.9	2,194.7
Contingent consideration (related to SFA (Oxford) acquisition)	55.8	-	-
Right of recovery payable	79.4	83.2	69.3
Deferred consideration (related to Pandora acquisition)	275.9	-	-
Dissenting shareholder liability	-	287.1	1,349.7
Other	212.2	256.3	188.6
Total other payables	3,448.9	2,832.5	3,802.3

Reconciliation of the non-current and current portion of the other payables:
Other payables	3,448.9	2,832.5	3,802.3
Current portion of other payables	(761.4)	(303.3)	(41.9)
Non-current portion of other payables	2,687.5	2,529.2	3,760.4

   Right of recovery receivable and payable

Based on the first and second Notarial Pooling and Sharing agreements (PSAs) with Anglo American Platinum, Kroondal Operations Proprietary Limited (Kroondal Operations) (previously Aquarius Platinum (South Africa) Proprietary Limited (AQPSA)) holds a contractual right to recover 50% of the rehabilitation obligation relating to environmental rehabilitation resulting from PSA operations from Rustenburg Platinum Mines (RPM)(subsidiary of Anglo American Platinum), where this rehabilitation relates to property owned by Kroondal Operations. Likewise RPM holds a contractual right to recover 50% of the rehabilitation obligation relating to environmental rehabilitation resulting from PSA operations from Kroondal Operations, where the rehabilitation relates to property owned by RPM. With respect to the opencast section of the Marikana mine that is on Kroondal Operations’ property, RPM have limited the contractual liability to approximately R179 million (2018: R172 million), being a negotiated liability in terms of an amendment to the second PSA.

Deferred Payment (related to Rustenburg operations acquisition)

In terms of the Rustenburg operation Transaction the purchase consideration includes a Deferred Payment, calculated as being equal to 35% of the distributable free cash flow generated by the Rustenburg operation over a six year period from inception, subject to a minimum payment of R3.0 billion. The distributable free cash flow has been derived from forecast cash flow models. These models use several key assumptions, including estimates of future sales volumes, PGM prices, operating costs and capital expenditure.

The Deferred Payment movement for the year is as follows:

Figures in million - SA rand	Note	2019	2018	2017
Balance at the beginning of the year		2,205.9	2,194.7	1,577.4
Interest charge	5	179.0	200.4	148.2
Payment of Deferred Payment		(283.4)	(38.6)	-
Loss/(gain) on revised estimated cash flows		724.1	(150.6)	469.1
Balance at end of the year		2,825.6	2,205.9	2,194.7

Deferred consideration (related to Pandora acquisition)

Lonmin acquired the remaining 50% stake in Pandora Joint Venture in 2017. The purchase price included a deferred and contingent consideration element. The deferred payment element represents a minimum consideration of R400 million, which is settled through a cash payment based on 20% of the distributable free cash flows generated from the Pandora E3 operations on an annual basis for a period of 6 years. The fair value of the deferred consideration at acquisition of Lonmin by the Group was determined using the present value of the future cash flows at a discount rate of 12.5%. The contingent consideration element is based on the extent to which 20% of the distributable free cash flows exceed R400 million. This element is valued at zero as the distributable free cash flows generated from the Pandora E3 operations is not estimated to exceed R400 million. The distributable free cash flow has been derived from forecast cash flow models. These models use several key assumptions, including estimates of future sales volumes, PGM prices, operating costs and capital expenditure.

The Pandora deferred consideration movement for the year is as follows:

Figures in million - SA rand	Note	2019	2018	2017
Deferred consideration on acquisition of subsidiary		235.4
Interest charge	5	40.5	-	-
Balance at end of the year		275.9	-	-

Dissenting shareholder liability

The Court of Chancery of the State of Delaware in the United States of America (the Court), in a Memorandum Opinion dated 21 August 2019, has ruled in favour of the Company in the appraisal action brought by a group of minority shareholders (the Dissenting Shareholders) of the Stillwater Mining Company (Stillwater), following the acquisition of Stillwater by the Company in May 2017 for a cash consideration of US$18 per Stillwater share.

In terms of the ruling, the Dissenting Shareholders (together owning approximately 4.5% of Stillwater shares outstanding at the time) received the same US$18 per share consideration originally offered to, and accepted by other Stillwater shareholders, plus interest. The remaining payment of approximately US$21 million due to the Dissenting Shareholders has been paid by Sibanye-Stillwater during the six months ended 31 December 2019.

Certain of the Dissenting Shareholders have filed an appeal with the Supreme Court of the State of Delaware with the date for the oral argument, originally set for 1 April 2020, postponed in light of COVID-19 until a future date is set by the Court. The Company will continue to defend itself against opportunistic, short-term and self-interested legal action, to protect the interests of our stakeholders.

The dissenting shareholder liability movement for the year is as follows:

Figures in million - SA rand	Note	2019	2018	2017
Balance at the beginning of the year		287.1	1,349.7	-
Interest charge	5	21.2	68.1	62.9
Payments to dissenting shareholders		(319.4)	(1,375.8)	-
Dissenting shareholder liability on acquisition of subsidiary		-	-	1,364.3
Foreign currency translation reserve		11.1	245.1	(77.5)
Balance at end of the year		-	287.1	1,349.7

Fair value of other receivables and other payables

Due to the approaches applied in calculating the carrying values as described above, the fair values approximate the carrying value.

Market risk

The Deferred Payment relating to Rustenburg and the deferred consideration relating to Pandora are sensitive to changes in the 4E basket price. A one percentage point decrease in the 4E basket price would have decreased the loss on financial instruments by R95.6 million. A one percentage point increase in the 4E basket price would have increased the loss on financial instruments by R95.6 million.

A  one percentage point increase in the 4E basket price would have increased the loss on financial instruments by R95.6 million.